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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                           the Securities Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2005

                     GREAT WESTERN LAND AND RECREATION, INC.
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             (Exact name of registrant as specified in its charter)

         NEVADA                         0-18808                13-3530765
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(State or other jurisdiction    (Commission File No.)     (IRS Employer ID No.)
    of  incorporation)

  7373 N. Scottsdale Road, Suite C140, Scottsdale, Arizona        85253
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           (Address of principal executive office)              (Zip Code)

       Registrant's telephone number, including area code: (480) 949-6007


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          (Former name or former address, if changed since last report)

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                     GREAT WESTERN LAND AND RECREATION, INC.

                                    FORM 8-K

                                 CURRENT REPORT

 ITEM 8.01.   OTHER EVENTS

Attached to this Current Report as Exhibit 99 is a copy of a news release for Great Western Land and Recreation, Inc. dated May 17, 2005 titled "Great Western Land and Recreation Reports Second Quarter and Six Month Results."

Exhibit No.   Description
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99            News release for Great Western Land and Recreation, Inc. dated May
              17, 2005 titled "Great Western Land and Recreation Reports Second
              Quarter and Six Month Results."

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GREAT WESTERN LAND AND RECREATION, INC.
                                         (Registrant)

Date: May 17, 2005                       By  /s/ Jay N. Torok
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                                             Jay N. Torok
                                             Chief Executive Officer and
                                             Chairman of the Board